Exhibit (n)(2)

SECTORCO

SCHEDULE I, DATED AUGUST 1, 2013, TO MULTIPLE CLASS OF SHARES PLAN FOR FIDELITY
FUNDS WITH RETAIL, RETIREMENT AND/OR ADVISOR CLASSES, DATED AUGUST 1, 2013

FIDELITY ADVISOR SERIES VII

FUND/CLASSES OFFERED	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Fidelity Advisor Biotechnology Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Communications Equipment Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Consumer Discretionary Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Electronics Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Energy Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Financial Services Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Health Care Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Industrials Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Real Estate Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Technology Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity Advisor Utilities Fund:
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

FIDELITY SELECT PORTFOLIOS

FUND/CLASSES OFFERED	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Consumer Staples Portfolio:
Consumer Staples*	none	none	none
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Gold Portfolio:
Gold*	none	none	none
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Fidelity International Real Estate Fund:
Fidelity International Real Estate Fund*	none	none	none
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Materials Portfolio:
Materials*	none	none	none
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none
Telecommunications Portfolio:
Telecommunications*	none	none	none
Class A**	front-end	0.00	0.25
Class T***	front-end	0.25	0.25
Class B	contingent deferred	0.75	0.25
Class C	contingent deferred	0.75	0.25
Institutional Class	none	none	none

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* A retail class.

** Class A purchases of $1 million or more may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% if redeemed less than 18 months after purchase.

*** Class T purchases of $1 million or more may be subject, upon redemption, to a CDSC of 0.25% if redeemed less than one year after purchase.